UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2019

Date of reporting period:	August 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

Japan Smaller Capitalization Fund, Inc.

October 25, 2018

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2018.

The net asset value per share (“NAV”) of the Fund decreased by 9.6% and the closing market price of the Fund (on the New York Stock Exchange) decreased by 12.8% for the six months ended August 31, 2018. The closing market price of the Fund on August 31, 2018 was $10.88, representing a discount of 14.1% to the NAV of $12.67. The net assets of the Fund totaled $358,913,909 on August 31, 2018.

The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), decreased by 5.9% in United States (“U.S.”) dollar terms for the six months ended August 31, 2018. During the six months ended August 31, 2018, the Fund underperformed the Benchmark by 3.7% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 5.7% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased by 0.5% in U.S. dollar terms during the six months ended August 31, 2018. The Japanese yen (“Yen”) depreciated by 4.1% against the U.S. dollar during the six months ended August 31, 2018.

For the quarter ended August 31, 2018, the Benchmark decreased by 4.6%, the TOPIX decreased by 2.7%, and the Nikkei increased by 0.9% in U.S. dollar terms. The NAV of the Fund decreased by 8.1% and underperformed the Benchmark by 3.5%. The Fund’s share price decreased by 11.0% during the quarter. The Yen depreciated by 2.1% against the U.S. dollar during the quarter.

Investment Strategy

The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment, including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of the sector allocation strategy, an overweight position in the Utilities sector and an underweight position in the Electric Appliances sector generated the largest positive contributions. Sector returns were eroded by an underweight position in the Information and Communication sector and an overweight position in the Metal Products sector.

Relative performance was positively impacted by Kusuri No Aoki Holdings Co., Ltd. in the Retail Trade sector, Okinawa Cellular Telephone Company in the Information and Communication sector, and Pigeon Corporation in the Other Products sector. Conversely, relative performance was negatively impacted by Saizeriya Co., Ltd., Daikokutenbussan Co., Ltd. and Amiyaki Tei Co., Ltd. in the Retail Trade sector.

Market Review

The Benchmark decreased by 2.0% and underperformed the TOPIX index, which decreased by 1.9% in local currency terms, for the six months ended August 31, 2018. Although Japanese companies have announced strong earnings during the period, the market fluctuated because of concerns over geopolitical risks.

The Japanese equity market fell given the prospect of a trade war between two of the largest national economies from the U.S. government’s decision to impose tariffs on Chinese goods. Also, a decline in the approval rating of Prime Minister Abe’s government triggered further sustained selling by foreign investors in the Japanese equity market.

From April to May 2018, the Japanese equity market rebounded and posted a strong rally as Japan’s corporate sector continued to offer stable earnings growth prospects supported by favorable foreign exchange rates and cost reduction efforts. In May 2018, volatility returned to the global equity market as the U.S. adopted a more hawkish attitude to both Iran and North Korea and difficult political transitions in Spain and Italy questioned the sustainability of the European Union.

Global growth prospects and political events appeared to affect the Japanese equity market in June 2018. President Trump’s statements regarding tariffs on imported goods to the U.S. spread uncertainty, especially for the earnings prospects of multinational companies. In July 2018, Japanese stocks remained steady as the shadow of the ongoing trade dispute between the U.S. and China seems to have been at least partly built into the markets. Economic stimulus policies announced by the Chinese government and favorable earnings results from Japanese companies also supported the recovery in market sentiment.

Despite favorable quarterly earnings results from Japanese companies, the Japanese equity market declined as trade tensions between the U.S., its neighboring North American Free Trade Agreement countries, and China remained unresolved. Also, the further political rift between the Trump administration and the Turkish government took a toll on investor confidence.

Outlook and Future Strategy

Despite signs that the global economy is approaching the later stages of the current cycle, steady economic growth continues due to support from expansionary fiscal policies in the U.S., including tax reform plans and infrastructure investment. In China, recently announced economic stimulus measures should mitigate the negative impact from higher U.S. tariffs on Chinese goods and prevent a sudden deterioration in the Chinese economy. Outside of the U.S. and China, downward sentiment in some economic indicators have levelled off gradually as noted in the European Purchasing Managers’ Index data. Central banks, including the U.S. Federal Reserve Bank and the Bank of Japan, still appear to prioritize steady economic growth momentum rather than quickening the normalization of current monetary easing policies. Thus, aside from uncertainty over the trade war issue, the Fund notes that the global macro outlook has improved compared to a few months ago.

Japanese companies have continued to deliver solid earnings momentum during the April to June 2018 earnings reporting period. Manufacturing sectors secured higher profit growth relative to domestic-oriented industries, aided to some extent by favorable currency trends. For the fiscal year ending March 2019, the recurring profit growth estimate for Russell/Nomura Small Cap stocks, excluding Financial sectors, is expected to increase 10.4% year over year. The forward price-earnings ratio of the Russell/Nomura Small Cap Index is expected to be around 16 for the fiscal year ending March 2019 earnings, which seems consistent with other major markets. Positive earnings revisions should strengthen the Japanese equity market assuming the currency remains within the current range of around 110 Yen-dollar rate.

Japanese companies are increasingly trying to raise product and service prices in response to a tighter supply-demand balance and higher labor and material costs. Such efforts are especially evident in sectors such as land transport, cosmetics, electronic components, commodities and chemical products. These price hikes indicate an improving competitive landscape and may lead to better margin prospects in some sectors, which could be an important growth driver for Japanese companies. The Fund believes the recent solid fundamentals of Japanese companies are not only due to the steady global macro conditions, but also to such company specific efforts. Therefore, steady corporate fundamentals, even amid rising input cost inflation, should support the Japanese equity market.

The Fund appreciates your continuing support.

Sincerely,

Yukata Itabashi
President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund's expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index. As of August 31, 2018, there are 1,243 securities in the Russell/Nomura Small CapTM Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATIONS

In December 2017, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund.
The Internet web address is http://funds.nomura-asset.com/japan-smaller-capitalization.

Japan Smaller Capitalization Fund, Inc.
FUND HIGHLIGHTS—AUGUST 31, 2018 (Unaudited)

KEY STATISTICS
Net Assets	$358,913,909
Net Asset Value per Share	$12.67
Market Price	$10.88
Percentage Change in Net Asset Value per Share*	(9.6%)
Percentage Change in Market Price*	(12.8%)

MARKET INDICES
	YEN	U.S.$
Percentage change in market indices:*
Russell/Nomura Small CapTM Index	(2.0%)	(5.9%)
Tokyo Price Index	(1.9%)	(5.7%)
Nikkei Stock Average Index	3.6%	(0.5%)
*From March 1, 2018 through August 31, 2018.

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Retail Trade	20.1	Transportation and Warehousing	3.4
Wholesale Trade	13.6	Services	3.2
Chemicals	12.2	Electric Appliances	3.0
Machinery	6.3	Financing Business	2.3
Construction	5.4	Real Estate	1.8
Iron and Steel	4.7	Food.	1.7
Metal Products	4.4	Utilities	1.7
Banks	4.3	Transportation Equipment	1.6
Information and Communication	4.2	Textiles and Apparel	1.5
Other Products	3.5	Precision Instruments	0.6

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE

Security	Fair Value	% of Net Assets
SIIX Corporation	$12,612,635	3.5
Ryoden Corporation	11,871,749	3.3
Oiles Corporation	10,490,305	2.9
Saizeriya Co., Ltd.	9,414,328	2.6
Okinawa Cellular Telephone Company	9,167,470	2.6
Amiyaki Tei Co., Ltd.	9,025,641	2.5
Toenec Corporation	9,009,448	2.5
Sakata Inx Corporation	8,971,217	2.5
Osaka Steel Co., Ltd.	8,631,299	2.4
Daikokutenbussan Co., Ltd.	7,685,082	2.1

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
JAPANESE EQUITIES SECURITIES
Banks
Fukuoka Financial Group, Inc.	383,000	$2,048,836	$2,150,115	0.6
General banking services
The Akita Bank, Ltd.	133,600	3,769,471	3,441,878	1.0
General banking services
The Bank of Okinawa, Ltd.	57,800	2,334,925	2,252,624	0.6
General banking services
The Keiyo Bank, Ltd.	467,000	2,137,401	2,003,082	0.5
General banking services
The Musashino Bank, Ltd.	73,100	2,389,043	2,121,036	0.6
General banking services
The Taiko Bank, Ltd.	99,400	2,015,073	1,834,388	0.5
General banking services
The Yamanashi Chuo Bank, Ltd.	477,000	2,066,789	1,715,008	0.5
General banking services
Total Banks		16,761,538	15,518,131	4.3

Chemicals
Adeka Corporation	223,600	3,404,149	3,705,343	1.0
Manufactures chemical and food products
C. Uyemura & Co., Ltd.	50,000	2,298,519	3,379,139	0.9
Plating chemicals
Fujikura Kasei Co., Ltd.	1,008,100	5,306,664	6,095,383	1.7
Specialty coating materials and fine chemicals
Koatsu Gas Kogyo Co., Ltd.	594,200	3,723,314	4,486,953	1.2
High-pressured gases and chemicals
Sakata Inx Corporation	673,600	9,856,744	8,971,217	2.5
Manufactures printing ink
Sekisui Jushi Corporation	245,400	4,201,881	4,862,668	1.4
Manufactures plastics and other resin materials
Shikoku Chemicals Corporation	103,600	1,106,452	1,364,841	0.4
Manufactures chemical products
Tenma Corporation	358,800	5,938,236	5,981,347	1.7
Manufactures synthetic resin products
T&K Toka Co., Ltd.	177,100	1,736,585	1,857,575	0.5
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd.	232,600	3,114,911	3,125,088	0.9
Manufactures metalworking fluids
Total Chemicals		40,687,455	43,829,554	12.2

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Construction
Toenec Corporation	315,900	$8,660,798	$9,009,448	2.5
Construction of comprehensive building facilities
Totetsu Kogyo Co., Ltd.	245,900	7,452,451	6,609,774	1.9
Operates construction-related businesses
Yondenko Corporation	63,400	1,264,557	1,523,657	0.4
Construction of electrical distribution systems
Yurtec Corporation	275,600	2,171,354	2,195,363	0.6
Engineering company
Total Construction		19,549,160	19,338,242	5.4

Electric Appliances
Kitagawa Industries Co., Ltd.	255,600	2,656,123	3,388,040	0.9
Manufactures various industrial and consumer products
Koito Manufacturing Co., Ltd.	27,600	1,646,640	1,708,601	0.5
Manufactures lighting equipment
Mabuchi Motor Co., Ltd.	85,100	4,203,180	3,531,295	1.0
Manufactures small motors
Maxell Holdings, Ltd.	77,400	1,314,376	1,249,838	0.4
Manufactures media devices, batteries and electrical appliances
Nissin Electric Co., Ltd.	89,800	835,054	796,244	0.2
Manufactures electric equipment
Total Electric Appliances		10,655,373	10,674,018	3.0

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Financing Business
Hitachi Capital Corporation	135,000	$3,145,386	$3,758,955	1.0
General financial services
Ricoh Leasing Company, Ltd.	137,300	4,598,094	4,546,767	1.3
Leasing and financial services
Total Financing Business		7,743,480	8,305,722	2.3

Food
Kameda Seika Co., Ltd.	92,300	4,365,321	4,096,215	1.1
Manufactures confectioneries
Nichirei Corporation	77,900	1,997,228	1,959,872	0.6
Produces frozen foods and provides cold storage warehousing
Total Food		6,362,549	6,056,087	1.7

Information and Communication
NS Solutions Corporation	61,400	1,397,827	1,989,034	0.5
System consulting services and software development
OBIC Co., Ltd.	23,700	1,433,390	2,229,583	0.6
Computer system integration
Okinawa Cellular Telephone Company	235,500	7,047,085	9,167,470	2.6
Telecommunications
Otsuka Corporation	49,900	1,402,809	1,809,845	0.5
Computer information system developer
Total Information and Communication		11,281,111	15,195,932	4.2

Iron and Steel
Chubu Steel Plate Co., Ltd.	240,900	1,205,605	1,458,751	0.4
Manufactures steel-related products
Mory Industries Inc.	41,600	692,828	1,103,585	0.3
Manufactures steel tubing products
Nichia Steel Works, Ltd.	1,970,000	5,751,581	5,716,062	1.6
Manufactures steel-related products
Osaka Steel Co., Ltd.	475,600	8,927,831	8,631,299	2.4
Manufactures steel-related products
Total Iron and Steel		16,577,845	16,909,697	4.7

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Machinery
Hisaka Works, Ltd.	362,000	$3,064,596	$3,725,199	1.0
Manufactures heat exchangers and other machinery
Miura Co. Ltd.	73,700	1,501,567	2,068,714	0.6
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	106,300	1,094,027	1,525,892	0.4
Manufactures mechanical seals
Nitto Kohki Co., Ltd.	159,100	3,423,152	3,479,484	1.0
Manufactures machine tools and motor pumps
Oiles Corporation	486,080	8,481,529	10,490,305	2.9
Manufactures bearing equipment
Shibuya Corporation	15,400	266,744	572,426	0.2
Packing plant business
Star Micronics Co., Ltd.	12,200	215,758	220,419	0.1
Manufactures machinery, electronic components, and precision parts
Yamashin-Filter Corporation	50,000	78,982	459,563	0.1
Manufactures filters
Total Machinery		18,126,355	22,542,002	6.3

Metal Products
Dainichi Co., Ltd.	246,100	1,771,026	1,632,167	0.4
Manufactures oil heating equipment
Neturen Co., Ltd.	424,400	3,258,127	3,885,473	1.1
Manufactures steel bars and induction heating equipment
NHK Spring Co., Ltd.	304,300	3,000,470	3,221,919	0.9
Manufactures automobile-related products
Piolax, Inc.	142,400	2,595,549	3,123,240	0.9
Manufactures automobile-related products
Rinnai Corporation	51,500	4,529,998	3,837,846	1.1
Manufactures heating appliances and components
Shinpo Co., Ltd	1,800	12,441	23,016	0.0
Manufactures smokeless roasters
Total Metal Products		15,167,611	15,723,661	4.4

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Other Products
Fuji Seal International, Inc.	24,500	$658,292	$865,420	0.2
Packaging-related materials and machinery
Komatsu Wall Industry Co., Ltd.	21,500	378,202	407,623	0.1
Manufactures various partitions
Nishikawa Rubber Co., Ltd.	185,200	2,980,383	3,469,527	1.0
Manufactures rubber automobile parts
Pigeon Corporation	43,600	1,541,911	2,109,772	0.6
Manufactures baby care products
The Pack Corporation	204,400	5,691,328	5,801,847	1.6
Manufactures paper and chemical products
Total Other Products		11,250,116	12,654,189	3.5

Precision Instruments
Nakanishi Inc.	103,200	1,451,970	2,077,484	0.6
Manufactures dental instruments
Total Precision Instruments		1,451,970	2,077,484	0.6

Real Estate
Daibiru Corporation	176,200	1,827,926	1,838,609	0.5
Real estate leasing and building management
Sanyo Housing Nagoya Co., Ltd.	282,200	2,772,605	2,832,807	0.8
Designs and constructs housing
Starts Corporation Inc.	79,300	1,651,684	1,805,017	0.5
Construction, leasing and management of real estate
Total Real Estate		6,252,215	6,476,433	1.8

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Retail Trade
ABC-Mart, Inc.	103,100	$5,677,305	$5,629,971	1.6
Retail sales of shoes
AIN Holdings Inc.	2,700	102,793	206,803	0.1
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd.	227,900	8,482,669	9,025,641	2.5
Operates barbecue restaurant chains
Cosmos Pharmaceutical Corporation	26,600	5,227,769	5,577,671	1.6
Operates drug stores
Create SD Holdings Co., Ltd.	221,100	5,486,994	5,142,231	1.4
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	198,800	8,393,601	7,685,082	2.1
Operates supermarkets
Don Quijote Holdings Co., Ltd.	69,700	2,777,218	3,391,575	1.0
Operates discount stores
Hiday Hidaka Corp	114,133	2,081,638	2,314,028	0.7
Operates restaurant chains
Izumi Co., Ltd.	38,500	1,976,880	2,307,051	0.6
Operates shopping centers, real estate, and credit card services
Japan Meat Co., Ltd.	105,900	1,779,185	2,065,038	0.6
Supermarket business and operation of eating-out stores
JINS Inc.	30,700	1,254,265	1,579,608	0.4
Retail sales of eyewear and fashion accessories
Kura Corporation	14,700	678,465	871,602	0.2
Operates a sushi restaurant chain
Kusuri No Aoki Holdings Co., Ltd.	25,700	1,347,946	1,878,144	0.5
Operates drug stores
NAFCO Co., Ltd.	74,200	1,180,301	1,226,916	0.3
Operates a chain of home and furniture retail outlets
Saint Marc Holdings Co., Ltd.	70,900	1,962,716	1,664,928	0.5
Operates restaurant chains
Saizeriya Co., Ltd.	468,500	12,086,392	9,414,328	2.6
Operates restaurants
San-A Co., Ltd.	153,000	7,027,544	7,141,608	2.0
Retail sales of home goods
Seria Co. Ltd.	77,300	3,353,909	3,169,317	0.9
Discount retail sales
Start Today Co., Ltd.	13,600	330,661	469,367	0.1
Operates retail E-commerce websites
Sundrug Co., Ltd.	24,900	963,700	895,256	0.3
Operates pharmacies and drug store chains
Yossix Co., Ltd.	12,100	177,119	305,621	0.1
Operates restaurant chains
Total Retail Trade		72,349,070	71,961,786	20.1

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Services
EPS Holdings, Inc.	73,800	$1,014,150	$1,504,928	0.4
Performs contract medical research services
H.I.S. Co., Ltd.	114,300	3,423,230	3,759,360	1.0
Travel business
Nihon M&A Center Inc.	31,200	581,165	817,849	0.2
Provides merger and acquisition brokerage services
Nippon Air Conditioning Services Co., Ltd.	371,200	2,244,651	2,685,953	0.8
Provides maintenance and management of building facilities
Step Co., Ltd.	152,200	1,583,825	2,127,166	0.6
Operates preparatory schools
Tear Corporation	67,700	510,460	603,337	0.2
Funeral business
Total Services		9,357,481	11,498,593	3.2

Textiles and Apparel
Seiren Co., Ltd.	320,500	4,557,797	5,467,056	1.5
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		4,557,797	5,467,056	1.5

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Transportation and Warehousing
Alps Logistics Co., Ltd.	244,800	$1,365,590	$1,852,958	0.5
General logistics services
Japan Transcity Corporation	789,600	2,824,948	3,685,630	1.0
General logistics services
Meiko Trans Co., Ltd.	385,400	3,912,768	4,170,898	1.2
Marine logistics services
Trancom Co., Ltd.	35,800	1,835,794	2,435,594	0.7
General logistics services
Total Transportation and Warehousing		9,939,100	12,145,080	3.4

Transportation Equipment
Hi-Lex Corporation	144,700	3,708,896	3,334,065	0.9
Manufactures control cables
Morita Holdings Corporation	75,700	1,244,638	1,633,033	0.5
Operates five business transportation segments
Nippon Seiki Co., Ltd.	4,200	78,308	78,153	0.0
Manufactures transportation equipment parts
Nissin Kogyo Co., Ltd.	49,900	778,506	835,901	0.2
Manufactures automobile brake systems
Total Transportation Equipment		5,810,348	5,881,152	1.6

Utilities
Keiyo Gas Co., Ltd.	97,200	2,465,637	2,440,182	0.7
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	173,477	2,409,005	3,493,770	1.0
Produces thermal energy products
Total Utilities		4,874,642	5,933,952	1.7

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Shares	Cost	Fair Value	% of Net Asset
Wholesale Trade
Ai Holdings Corporation	31,900	$857,640	$720,642	0.2
Information and security equipment
Kanaden Corporation	314,200	2,751,177	3,335,234	0.9
Factory automation business
Kohsoku Corporation	357,400	3,358,444	3,925,845	1.1
Food and industrial packaging materials
Kondotec Inc.	59,200	522,906	563,860	0.2
Manufactures construction materials
Matsuda Sangyo Co., Ltd.	335,100	4,148,825	4,677,359	1.3
Precious metals, electronic materials, and food
Nagaileben Co., Ltd.	6,500	169,328	151,818	0.0
Medical wear business
Paltac Corporation	39,900	879,825	2,171,624	0.6
Cosmetics and daily necessities
Ryoden Corporation	792,700	11,203,634	11,871,749	3.3
Purchases electronic and electrical devices
SIIX Corporation	627,100	9,006,467	12,612,635	3.5
Parts procurement, logistics, and manufacturing of electronics
Sugimoto & Co., Ltd.	255,000	2,956,445	4,301,509	1.2
Machine tools and measuring instruments
Techno Associe Co., Ltd.	388,100	3,862,492	4,630,272	1.3
Screws and nonferrous metal products
Total Wholesale Trade		39,717,183	48,962,547	13.6

TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES		$328,472,399	$357,151,318	99.5

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2018
 (Unaudited)

	Cost	Fair Value	% of Net Asset
FOREIGN CURRENCY
Japanese Yen
Interest bearing account	$1,588,477	$1,582,565	0.4
TOTAL FOREIGN CURRENCY	1,588,477	1,582,565	0.4
TOTAL INVESTMENTS IN JAPANESE EQUITY
SECURITIES AND FOREIGN CURRENCY	$330,060,876	$358,733,883	99.9
OTHER ASSETS LESS LIABILITIES, NET		180,026	0.1
NET ASSETS		$358,913,909	100.0

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2018.

Japanese Yen    JPY    ¥ 110.975 = USD $1.00

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
SCHEDULE OF ASSETS AND LIABILITIES
AUGUST 31, 2018
 (Unaudited)

ASSETS:
Investments in Japanese equity securities, at fair value (cost—$328,472,399)	$357,151,318
Foreign currency, at fair value (cost—$1,588,477)	1,582,565
Receivable for dividends	502,879
Prepaid expenses	83,208
Cash	64,775
Total Assets	359,384,745

LIABILITIES:
Accrued management fee	260,913
Accrued directors’ fees and expenses	9,804
Other accrued expenses	200,119
Total Liabilities	470,836

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized gain on investments and foreign currency transactions	48,634,669
Net unrealized appreciation on investments and foreign currency transactions	28,673,083
Accumulated net investment loss	(7,282,449)
Net Assets	$358,913,909

Net asset value per share	$12.67

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2018
 (Unaudited)

INCOME:
Dividend income (net of $379,590 withholding taxes)	$3,416,316
Interest income	374
Total Income		$3,416,690

EXPENSES:
Management fee	1,615,940
Custodian fee	139,313
Legal fees	134,849
Directors’ fees and expenses	109,431
Other expenses	101,101
Total Expenses		2,100,634
INVESTMENT INCOME—NET		1,316,056

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		15,812,165
Net realized loss on foreign currency transactions		(112,810)
Net realized gain on investments and foreign currency transactions		15,699,355
Net change in unrealized depreciation on investments		(42,134,363)
Net change in unrealized depreciation on foreign currency transactions and translation		(13,054,222)
Net realized and unrealized loss on investments and foreign currency transactions and translation		(39,489,230)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(38,173,174)

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2018 (Unaudited)	For the Year Ended February 28, 2018
FROM OPERATIONS:
Net investment income	$1,316,056	$2,496,204
Net realized gain on investments	15,812,165	76,301,390
Net realized gain (loss) on foreign currency transactions	(112,810)	100,208
Net change in unrealized appreciation (depreciation) on investments	(42,134,363)	7,628,096
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	(13,054,222)	21,216,611
Net increase (decrease) in net assets resulting from operations	(38,173,174)	107,742,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	—	(15,626,142)
Capital gains distribution	—	(37,542,408)
Decrease in net assets derived from distributions to shareholders	—	(53,168,550)

NET ASSETS:
Beginning of period	397,087,083	342,513,124
End of period (including accumulated net investment loss of $7,282,449 and $8,598,505 respectively)	$358,913,909	$397,087,083

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.            Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2018. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2018. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on the foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Japan Smaller Capitalization Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in, first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2018 and the semi-annual period ended August 31, 2018, the Fund did not earn fees from lending Fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification — For the fiscal year ended February 28, 2018, the Fund’s accumulated net investment loss was decreased by $11,611,161 and the accumulated net realized gain on investments and foreign currency transactions was decreased by $11,611,161. These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies. These adjustments had no impact on net assets.

(e) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Japan Smaller Capitalization Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article. There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

Japan Smaller Capitalization Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

2.            Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as Investment Adviser to the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $1,615,940 for the six months ended August 31, 2018. Under the investment advisory agreement, NAM earned investment advisory fees of $711,117 from the Manager, not the Fund, for the six months ended August 31, 2018. At August 31, 2018, the management fee payable to the Manager by the Fund was $260,913.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2018. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,000 per meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $8,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000. Such fees and expenses for unaffiliated Directors aggregated $109,431 for the six months ended August 31, 2018.

3.            Purchases and Sales of Investments

Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2018 were $48,790,049 and $48,160,864, respectively.

Japan Smaller Capitalization Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (Continued) (Unaudited)

4.            Federal Income Tax

As of February 28, 2018, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $71,615,567, of which $72,927,809 related to appreciated securities and $1,312,242 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,882,474, at February 28, 2018 for federal income tax purposes was $324,259,788.

At February 28, 2018, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $71,632,940, undistributed long-term capital gains of $28,085,599, and undistributed ordinary income of $8,479,938. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The Fund paid an ordinary income distribution of $18,113,858, which represents $0.6393 per share and a long-term capital gains distribution of $35,054,692, which represents $1.2372 per share to shareholders of record as of December 15, 2017. The distribution was paid on December 21, 2017.

The Fund paid an ordinary income distribution of $11,418,559, which represents $0.4030 per share and a long-term capital gains distribution of $15,104,798, which represents $0.5331 per share to shareholders of record as of December 19, 2016. The distribution was paid on December 23, 2016.

5.            Fair Value Measurements

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At August 31, 2018, all of the Fund’s investments were determined to be Level 1 securities.

During the six months ended August 31, 2018, there were no transfers between Level 1, Level 2 or Level 3 securities.

During the six months ended August 31, 2018, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

Japan Smaller Capitalization Fund, Inc.

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each period:

	For the Six Months Ended	For the Year Ended
	August 31, 2018	February 28		February 29,	February 28,
	(Unaudited)	2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.01	$12.09	$10.50	$10.98	$9.85	$8.83

Investment operations:
Net investment income*	0.05	0.09	0.12	0.06	0.06	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.39)	3.71	2.41	0.34	1.20	1.17
Total from investment operations	(1.34)	3.80	2.53	0.40	1.26	1.22

Less Distributions:
Distributions from ordinary income	—	(0.55)	(0.35)	(0.17)	(0.12)	(0.20)
Distributions from capital gains	—	(1.33)	(0.59)	(0.71)	(0.01)	—
Total from distributions	—	(1.88)	(0.94)	(0.88)	(0.13)	(0.20)

Net asset value, end of period	$12.67	$14.01	$12.09	$10.50	$10.98	$9.85

Market value, end of period	$10.88	$12.48	$10.60	$8.98	$9.69	$8.84
Total investment return**	(12.8%)	36.0%	24.9%	0.7%	11.2%	13.0%

Ratio/Supplemental Data:
Net assets, end of period (000)	$358,914	$397,087	$342,513	$297,550	$311,094	$278,994
Ratio of expenses to average net assets	1.10%†	1.05%	1.09%	1.11%	1.13%	1.19%
Ratio of net income to average net assets	0.69%†	0.66%	0.99%	0.50%	0.62%	0.53%
Portfolio turnover rate	13%	50%	20%	24%	41%	101%

__________________

*	Based on average shares outstanding.
**
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

†	Annualized

See notes to financial statements

Japan Smaller Capitalization Fund, Inc.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

In prior years, the Board has considered the continuance of the Agreements at its quarterly meeting held during August of each year. This year the Board determined that it would be preferable for the current and future years to consider the annual continuance of the Agreements during its November quarterly meetings. To facilitate the transition, at its meeting on May 15, 2018, the Board approved the continuance of the Agreements through December 31, 2018. Consistent with its new policy, the Board will consider the continuance of the Agreements for a one-year period at its quarterly meeting scheduled to be held on November 20, 2018.

In connection with the Board’s deliberations prior to the May 15, 2018 meeting, counsel for the Fund, after consultations with the Independent Directors and their counsel, submitted a series of questions to the Manager relating to, among other items, the services the Manager and the Investment Adviser provide under the Agreements and the investment performance of the Fund. The Independent Directors considered the responses to these questions, which included performance data showing that for each of the one-year, three-year and five-year periods ended March 31, 2018, the Fund’s performance ranked second of six investment funds identified by the Manager as having comparable investment objectives. The Independent Directors further considered information provided to the Independent Directors by the Manager throughout the year regarding the operations of the Fund and the management and investment advisory activities undertaken by the Manager and the Investment Adviser relating to the Fund. The Independent Directors also recognized that they had received considerable information in connection with their most recent prior consideration of the Agreements, including a memorandum prepared by their independent counsel regarding their responsibilities in reviewing the Agreements and information regarding the profitability of the Agreements to the Manager and the Investment Adviser.

Board Review of the Management and Investment Advisory Agreements (continued)

Following their consideration of the information described above and other factors they deemed relevant, on May 15, 2018 the Independent Directors unanimously approved the continuance of the Agreements through December 31, 2018. In making this approval, the Independent Directors concluded that the investment performance of the Fund and the nature, extent and quality of services provided by the Manager and the Investment Adviser supported the continuance of the Agreements. The Independent Directors also noted the commitment of the Manager to provide updated information to the Independent Directors prior to their consideration of the continuance of the Agreements at the Board meeting scheduled to be held on November 20, 2018. This updated information will include recent performance data, together with comparative investment advisory fee data and information based on the two advisers’ most recent fiscal year concerning the costs of services provided by the Manager and the Investment Adviser and the profitability of the respective Agreements to the two advisers.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Zheng Liu, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
http://funds.nomura-asset.com/japan-smaller-capitalization

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP
80 City Square
Boston, Massachusetts 02129

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

JAPAN

Smaller Capitalization

Fund, Inc.

SEMI-ANNUAL REPORT

AUGUST 31, 2018

ITEM 2.	CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

 Not applicable to this semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

 Not applicable to this semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.	INVESTMENTS

(a)	The Registrant's investments in securities of unaffiliated issuers as of August 31, 2018 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable to this semi-annual report.

(b)	No change.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 13.	EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX‑99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a‑14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX‑99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
Principal Executive Officer

Date: October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
Principal Executive Officer

Date: October 29, 2018

By: /s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer

Date: October 29, 2018